                                                                   EXHIBIT 10.15

                                                                  EXECUTION COPY

         FIFTH AMENDMENT dated as of September 12, 2002 (this "Amendment") to the Amended and Restated Credit Agreement dated as of April 27, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the ("Credit Agreement") among MTS, INCORPORATED, a California corporation ("MTS"); TOWER RECORDS KABUSHIKI KAISHA, a Japanese corporation ("TRKK", and together with MTS, the "Borrowers"); the LENDERS party thereto (the "Lenders"); and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (in such capacity, the "Agent").

         WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement; and

         WHEREAS, the Borrowers have requested that the Maturity Date under the Credit Agreement be extended to September 30, 2002 and the Lenders party hereto are willing to amend the Credit Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

         SECTION 2. Amendments to the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Maturity Date" in its entirety as follows:

         "Maturity Date means September 30, 2002."

         SECTION 3. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall
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mean the Credit Agreement as modified hereby. This Amendment shall constitute a
"Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

         (a) No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

         (b) The execution, delivery and performance by each of the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligation of each of the Borrowers, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (c) All representations and warranties of the Borrowers contained in
Article III of the Credit Agreement are true and correct as of the date hereof (except for representations or warranties that expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).

         SECTION 5. Effectiveness. This Amendment shall become effective following receipt by the Agent of counterparts hereof duly executed and delivered by the Borrowers and each of the Lenders.

         SECTION 6. Costs and Expenses. Each Borrower hereby agrees, jointly and severally, to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swain & Moore, counsel for the Agent.

         SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 9. Submission to Jurisdiction. The provisions of Section 9.09 of the Credit Agreement shall apply mutates mutandis to this Amendment and any action or proceeding in respect hereof.
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         SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                               MTS, INCORPORATED

                                               By
                                                   /s/ DeVaughn D. Searson
                                                   -----------------------------
                                                   Name:  DeVaughn D. Searson
                                                   Title: Secretary

                                               TOWER RECORDS KABUSHIKI KAISHA,

                                               By
                                                   /s/ DeVaughn D. Searson
                                                   -----------------------------
                                                   Name:  DeVaughn D. Searson
                                                   Title:  Director

                                               JPMORGAN CHASE BANK (f/k/a THE
                                               CHASE MANHATTAN BANK),
                                               individually and as
                                               Administrative Agent,

                                               By
                                                   /s/ Susan E. Atkins
                                                   -----------------------------
                                                   Name:  Susan E. Atkins
                                                   Title:  Managing Director

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                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                               To approve the Amendment:
                                               Name of Institution:

                                               BNP Paribas

                                               by:
                                                   /s/ Barbara Eppolito
                                                   -----------------------------
                                                   Name:  Barbara Eppolito
                                                   Title:  Vice President

                                                   /s/ Edward V. Canale
                                                   -----------------------------
                                                   Name:  Edward V. Canale
                                                   Title:  Managing Director

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                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                                               To approve the Amendment:
                                               Name of Institution:

                                               California Bank & Trust

                                               by:
                                                   /s/ Robert K. Chaulk
                                                   -----------------------------
                                                   Name:  Robert K. Chaulk
                                                   Title:  Senior Vice President

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                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                                               To approve the Amendment:
                                               Name of Institution:

                                               Lloyds TSB Bank plc

                                               by:
                                                   /s/ Nicholas J. Bruce
                                                   -----------------------------
                                                   Name:  Nicholas J. Bruce
                                                   Title: Vice President
                                                          Credit Services

                                                   /s/ Matthew A.L. Packham
                                                   -----------------------------
                                                   Name:  Matthew A.L. Packham
                                                   Title: Assistant Director
                                                          Credit Services

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                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                                               To approve the Amendment:
                                               Name of Institution:

                                               The Mitsubishi Trust and Banking
                                               Corporation

                                               by:
                                                   /s/ Hiroyuki Tsuru
                                                   -----------------------------
                                                   Name:  Hiroyuki Tsuru
                                                   Title: Deputy General Manager

                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                                               To approve the Amendment:
                                               Name of Institution:

                                               Mizuho Corporate Bank, Ltd.
                                               (f/k/a The Fuji Bank, Limited)

                                               by:
                                                   /s/ Masahito Fukuda
                                                   -----------------------------
                                                   Name:  Masahito Fukuda
                                                   Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                                               To approve the Amendment:
                                               Name of Institution:

                                               Societe Generale

                                               by:
                                                   /s/ R. Wayne Hutton
                                                   -----------------------------
                                                   Name:  R. Wayne Hutton
                                                   Title:  Director Corporate Banking

                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                                               To approve the Amendment:
                                               Name of Institution:

                                               Sumitomo Mitsui Banking Corporation

                                               by:
                                                   /s/ William M. Ginn
                                                   -----------------------------
                                                   Name:  William M. Ginn
                                                   Title: General Manager

                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                                               To approve the Amendment:
                                               Name of Institution:
                                               UFJ Bank Limited

                                               by:

                                                   /s/ Toshiko Boyd
                                                   -----------------------------
                                                   Name:  Toshiko Boyd
                                                   Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                               To approve the Amendment:
                                               Name of Institution:

                                               Union Bank of
                                               California, NA

                                               by:

                                                   /s/ Cecilia M. Valente
                                                   -----------------------------
                                                   Name:  Cecilia M. Valente
                                                   Title:  Senior Vice President

                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                                               To approve the Amendment:
                                               Name of Institution:
                                               U.S. Bank National Association

                                               by:

                                                   /s/ Mark A. Esnob
                                                   -----------------------------
                                                   Name:  Mark A. Esnob
                                                   Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                                 FIFTH AMENDMENT
                                                                     TO MTS/TRKK
                                           AMENDED AND RESTATED CREDIT AGREEMENT


                                               To approve the Amendment:
                                               Name of Institution:

                                               Wachovia Bank, National Association

                                               by:
                                                   /s/ Colleen McCullum
                                                   -----------------------------
                                                   Name:  Colleen McCullum
                                                   Title: Director